AMENDMENT NO. 2
                             TO AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT
                              (TEC AcquiSub, Inc.)


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT dated as of November 5, 1996 (the "Amendment"), is entered into by and among TEC ACQUISUB, INC., a California special purpose corporation ("Borrower"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB"), FLEET BANK, N.A. ("Fleet") and each other financial institution which may hereafter execute and deliver an instrument of assignment pursuant to Section 11.10 of the Credit Agreement (as defined below) (any one financial institution individually, a "Lender," and collectively, "Lenders"), and FUNB, as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement.

                                     RECITAL

                  A. Borrower, Lenders and Agent have entered into that certain Amended and Restated Warehousing Credit Agreement dated as of September 27, 1995, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 31, 1996 (as amended, the "Credit Agreement"), by and among Borrower, FUNB (as the sole Lender party thereto) and Agent pursuant to which Lenders have agreed to extend and make available to Borrower certain advances of money.


                  B. Borrower desires that Lenders and Agent amend the Credit Agreement to increase the aggregate amount of the Commitments by $15,000,000, to extend the Commitment Termination Date, to release each of PLM Financial Services, Inc., a Delaware corporation ("FSI"), and PLM Transportation Equipment Corporation ("TEC") from its respective Guaranty and to replace FSI and TEC with PLM International, Inc., a Delaware corporation ("PLMI"), as a Guarantor, as more fully set forth herein.

                  C. FUNB is currently the sole Lender under the Credit Agreement. On the terms and conditions set forth below, Fleet desires to become a Lender under the Credit Agreement and to make Loans to Borrower with an aggregate Commitment of $15,000,000.

                  D. Subject to the representations and warranties of Borrower and upon the terms and conditions set forth in this Amendment, Lenders and Agent are willing to so amend the Credit Agreement.

                                    AGREEMENT

         NOW,  THEREFORE,   in  consideration  of  the  foregoing  Recitals  and
intending to be legally bound, the parties hereto agree as follows:

 The Credit Agreement is hereby amended as follows:

         . The definition of "Commitment" set forth in Section 1.1 of the Credit Agreement is amended by deleting Schedule A to the Credit Agreement entitled "Commitments" referred to in such definition in its entirety and replacing such Schedule A with the Schedule A attached to this Amendment, and the respective Commitment of each Lender in effect from and after the effective date of this Amendment shall be equal to the amount set forth opposite such Lender's name in Schedule A.

         . The definition of "Commitment  Termination Date" set forth in Section
1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Commitment Termination Date" means October 3, 1997.

         . The definition of "Guaranties" set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Guaranty" means that certain Guaranty dated as of November 5, 1996, executed by PLMI in favor of Lenders and Agent.

         . The definition of "Requisite Lenders" set forth in Section 1.1 of the Credit Agreement is deleted and replaced with the following:

                  "Requisite Lenders" means any combination of Lenders whose combined Pro Rata Share (and voting interest with respect thereto) of all amounts outstanding under this Agreement, or, in the event there are no amounts outstanding, the Commitments, is greater than sixty-six and two-thirds percent (66_%) of all such amounts outstanding or the total Commitments, as the case may be; provided, however, that in the event there are only two (2) Lenders, Requisite Lenders means both Lenders.

         . The portion of Section 2.1.1 of the Credit Agreement preceding subsection (a) is deleted and replaced with the following:

                           2.1.1 Revolving Facility. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower set forth herein, Lenders hereby agree to make Advances (as defined below) of immediately available funds to Borrower, on a revolving basis, from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of (a) the total Commitments for the Facility less the aggregate principal amount then outstanding under the Growth Fund Agreement and under the AFG Agreement or (b) the Borrowing Base or (c) $35,000,000 (such lesser amount being the "Maximum Availability"), as more fully set forth in this Section 2.1.1.

                  6   Section   2.1.1(a)(i)   Facility   Commitments.    Section
2.1.1(a)(i) of the Credit Agreement is deleted and replaced with the following:

                                    (i)  On  the  Funding   Date   requested  by
         Borrower, after Borrower shall have satisfied all applicable conditions precedent set forth in Section 3, each Lender shall advance immediately available funds to Agent (each such advance being an "Advance") evidencing such Lender's Pro Rata Share of a loan ("Loan"). Agent shall immediately advance such immediately available funds to Borrower at the Designated Deposit Account (or such other deposit account at FUNB or such other financial institution as to which Borrower and Agent shall agree at least three (3) Business Days prior to the requested Funding
         Date) on the Funding Date with respect to such Loan. Borrower shall pay interest accrued on the Loan at the rates and in the manner set forth in Section 2.1.1(b). Subject to the terms and conditions of this Agreement, the unpaid principal amount of each Loan and all unpaid interest accrued thereon, together with all other fees, expenses, costs and other sums chargeable to Borrower incurred in connection therewith shall be due and payable no later than the Commitment Termination Date. Each Loan advanced hereunder by each Lender shall be evidenced by Borrower's revolving promissory note, substantially in the form of Exhibit A (each, a "Note").

         . Subsection 2.1.1(a)(iii) of the Credit Agreement is deleted and replaced with the following:

                                    (iii) If at any time and for any  reason the
         aggregate principal amount of the Loan(s) then outstanding shall exceed the Maximum Availability (the amount of such excess, if any, being an "Overadvance"), Borrower shall immediately repay the full amount of such Overadvance, together with all interest accrued thereon; provided, however, that if such Overadvance occurs solely as a result of a decrease in the amount of the Borrowing Base due solely to a decrease in the computation of the Borrowing Base under clause (b) of the definition of Borrowing Base, as set forth on a Borrowing Base Certificate delivered to Agent pursuant to Section 5.1.3, then, to the extent of such decrease, Borrower shall not be required under this
         Section 2.1.1(a)(iii) to prepay such Overadvance but Lenders shall have no obligation to make or fund any Loans or extend any credit hereunder so long as such Overadvance condition shall remain in effect.

         . Section 2.1.3 of the Credit Agreement is deleted and replaced with the following:

                           2.1.3 Utilization of the Loans. The Loans made under the Facility may be used solely for the purpose of acquiring the specific items of Eligible Inventory approved by Agent, in its sole discretion, and against which Lenders have made Advances; provided, however, in no event shall the proceeds of any Loan be used to finance more than eighty percent (80.0%) of the Invoice Price of any item of Eligible Inventory to be purchased with the proceeds of such Loan. The parties hereto understand and contemplate that the Loans are being requested to finance the acquisition of items of Eligible Inventory and that only upon the funding of such Loans and the acquisition of record title by Borrower or a Marine Subsidiary or by an Owner Trustee for the beneficial interest of Borrower or a Marine Subsidiary in a single or back-to-back transaction will the ownership requirements of Eligible Inventory be satisfied.

         . Section 4.1 of the Credit Agreement is deleted and replaced with the following:

                           4.1 Existence and Power. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of California and is duly qualified and licensed as a foreign corporation and authorized to do business in each jurisdiction within the United States where its ownership of Property and assets or conduct of business requires such qualification. Borrower has the corporate power and authority, rights and franchises to own its Property and assets and to carry on its business as now conducted. Borrower has the corporate power and authority to execute, deliver and perform the terms of the Loan Documents (to the extent it is a party thereto) and all other instruments and documents contemplated hereby or thereby.

                  10 Note. The form of Note set forth as Exhibit A of the Credit Agreement is deleted and replaced with Exhibit A attached hereto.

         . The Borrowing Base Certificate set forth as Exhibit B of the Credit Agreement is deleted and replaced with Exhibit B attached hereto.

  Lenders hereby release each of FSI and TEC from all of its respective obligations under those certain Guaranties dated as of June 30, 1993, in favor of Lenders and Agent.

 .                 4.        LIMITATIONS ON AMENDMENTS

                           (a) The amendments set forth in Section 1, above, are
effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with any Loan Document.

                           (b) This  Amendment  shall be construed in connection
with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

 . In order to induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and Agent as follows:

                           (a) Immediately after giving effect to this Amendment
(i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default, or event which constitutes a Potential Event of Default, has occurred and is continuing;

                  (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                           (c) The articles of  incorporation,  bylaws and other
organizational documents of Borrower delivered to each Lender as a condition precedent to the effectiveness of the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                           (d) The  execution  and  delivery by Borrower of this
Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrower;

                           (e) The  execution  and  delivery by Borrower of this
Amendment and the performance by Borrower of its respective Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) the articles of incorporation, bylaws, or other organizational documents of Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or (iv) any contractual restriction binding on or affecting Borrower;

                           (f) The  execution  and  delivery by Borrower of this
Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

                           (g)  This   Amendment  has  been  duly  executed  and
delivered by Borrower and is the binding Obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

  Borrower hereby reaffirms its Obligations under each Loan Document to which it is a party.

  This Amendment shall become effective upon the last to occur of:

                           (a) The  execution  and  delivery of this  Amendment,
whether the same or different copies, by Borrower, Lenders and Agent.

                           (b)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Lenders, of a Guaranty (the "PLMI Guaranty") dated as of the date hereof executed by PLMI in favor of Lenders and Agent.

                           (c)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Lenders, of a certified copy of the records of all actions taken by Borrower and PLMI, including all corporate resolutions of Borrower and PLMI authorizing or relating to the execution, delivery and performance of this Amendment and the PLMI Guaranty, as the case may be.

                           (d)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Lenders, of Notes executed by Borrower in favor of each Lender in the stated principal amount equal to each Lender's Pro Rata Share of the Commitments, which Notes will replace and supersede the existing Note dated May 31, 1996, issued by Borrower to Agent.

                           (e)   Receipt  by  Agent,   in  form  and   substance
satisfactory to Lenders, of a supplemental fee letter (the "Supplemental Fee Letter") and a supplemental agent's side letter (the "Supplemental Agent's Side Letter"), each duly executed by Borrower, each of the Growth Funds and AFG, and the Supplemental Arrangement Fee and the Supplemental Agent's Fee described in the Supplemental Fee Letter and the Supplemental Agent's Side Letter, respectively.

                           (f) Receipt by Agent of an originally  executed legal
opinion of Stephen Peary, general counsel of Borrower and Guarantor, on behalf of Borrower and Guarantor, in form and substance satisfactory to Lenders, dated as of the effective date of this Amendment and addressed to Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

                           (g)  Satisfaction,  to the  approval  of Lenders  and
Agent, of all conditions precedent to the effectiveness of Amendment No. 1 to Second Amended and Restated Warehousing Credit Agreement dated as of the date hereof by and among the Growth Funds, Lenders and Agent.

                           (h)  Satisfaction,  to the  approval  of Lenders  and
Agent, of all conditions precedent to the effectiveness of Amendment No. 1 to Warehousing Credit Agreement dated as of the date hereof by and among AFG, Lenders and Agent.

  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

  BORROWER HEREBY REPRESENTS AND WARRANTS TO AGENT AND EACH LENDER THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF.

  Upon the execution and delivery of this Amendment, Fleet shall be a Lender and a party to the Credit Agreement, and shall be entitled to the rights and benefits of the Loan Documents and, to the extent of the percentage equivalent of Fleet's Commitment under the Facility divided by the aggregate Commitment of all Lenders under the Facility, have the rights and obligations of a Lender thereunder.

 This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.
All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                      TEC ACQUISUB, INC.


                              By:
                                  J. Michael Allgood
                                  Chief Financial Officer


LENDERS                       FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By:
                                  Bill A. Shirley
                                  Vice President


                              FLEET BANK, N.A.


                              By:
                              Printed Name:
                              Title:


AGENT FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Agent

                              By:
                                  Bill A. Shirley
                                  Vice President

                                   SCHEDULE A

                                   COMMITMENTS



           LENDER                  COMMITMENT              PRO RATA SHARE

First Union National Bank          $35,000,000             35/50 x 100%
  of North Carolina

Fleet Bank, N.A.                   $15,000,000             15/50 x 100%

                                    EXHIBIT A

                            REVOLVING PROMISSORY NOTE
                                    [LENDER]

$____________________                                 San Francisco, California
                                                      Date:  November 5, 1996

         TEC ACQUISUB, Inc., a California corporation (the "Borrower"), FOR VALUE RECEIVED, hereby unconditionally promises to pay to the order of [LENDER] ("[__________________]"), in lawful money of the United States of America, the aggregate principal amount of [__________________]'s Pro Rata Share of all Loans outstanding under the Credit Agreement referred to below, payable in the amounts, on the dates and in the manner set forth below.

         This revolving promissory note (the "Note") is one of the Notes referred to in that certain Amended and Restated Warehousing Credit Agreement dated as of September 27, 1995, as amended by that certain Amendment No. 1 to Amended and Restated Warehousing Credit Agreement dated as of May 31, 1996, and that certain Amendment No. 2 to Amended and Restated Warehousing Credit Agreement dated as of even date herewith (as the same may from time to time hereafter be further amended, modified, supplemented, renewed, extended or restated, the "Credit Agreement"), by and among the Borrower, First Union National Bank of North Carolina, solely in its capacity as agent (solely in such capacity, the "Agent") for [__________________], and such other financial institutions as shall from time to time become "Lenders" pursuant to Section
11.10 of the Credit Agreement (such entities, together with their respective successors and assigns being collectively referred to herein as the "Lenders"), and the Lenders, and amends, restates and replaces that certain Revolving Promissory Note dated May 31, 1996, executed and delivered by the Borrower in favor and to the Agent, on behalf of the Lenders. All capitalized terms used but not defined herein shall have the same meaning as given to them in the Credit Agreement.

                  12. Principal Payments. Subject to the terms and conditions of the Credit Agreement, including, without limitation, terms relating to mandatory prepayments of principal (Section 2.2.3), the entire principal amount outstanding under each Loan shall be due and payable on the Maturity Date with respect to such Loan, with any and all unpaid and not previously due and payable principal amounts under the Loans being due and payable on the Commitment Termination Date.


                  13. Interest Rate. The Borrower further promises to pay interest on the sum of the daily unpaid principal balance of all Loans outstanding on each day in lawful money of the United States of America, from the Closing Date until all such principal amounts shall have been repaid in full, which interest shall be payable at the rates per annum and on the dates determined pursuant to the Credit Agreement.

                  14. Place of Payment. All amounts payable hereunder shall be payable to the Agent, on behalf of [__________________], at the office of First Union National Bank of North Carolina, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, Attention: Elisha Sabido, or such other place of payment as may be specified by the Agent in writing.

                  15. Application of Payments; Acceleration. Payments on this Note shall be applied in the manner set forth in the Credit Agreement. The Credit Agreement contains provisions for acceleration of the maturity of the Loans upon the occurrence of certain stated events and also provides for mandatory and optional prepayments of principal prior to the stated maturity on the terms and conditions therein specified.

         Each Advance made by [__________________] to the Borrower constituting [__________________]'s Pro Rata Share of a Loan pursuant to the Credit Agreement shall be recorded by [__________________] on its books and records. The failure of [__________________] to record any Advance or any repayment or prepayment made on account of the principal balance thereof shall not limit or otherwise affect the obligations of the Borrower under this Note and under the Credit Agreement to pay the principal, interest and other amounts due and payable hereunder and thereunder.

                  16. Default. The Borrower's failure to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on or within five (5) calendar days after the date the same becomes due and payable shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Credit Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Required Lenders, be immediately collectible by the Lenders and the Agent pursuant to the Credit Agreement and applicable law.

                  17. Waivers. The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred by or on behalf of the Lenders, including, without limitation, reasonable attorneys' fees, costs and other expenses as provided in the Credit Agreement.

                  18. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

                  19. Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to the Borrower and shall extend to any holder hereof.

BORROWER                              TEC ACQUISUB, INC.,
                                      a California corporation

                                      By
                                         J. Michael Allgood
                                         Chief Financial Officer

                                    EXHIBIT B

                           BORROWING BASE CERTIFICATE

                              (TEC AcquiSub, Inc.)


                                                   ____________, 199_

First Union National Bank of North Carolina, as Agent
One First Union Center
301 South College Street
Charlotte, NC  28288
Attention:  Milton Anderson

Re: Amended and Restated Warehousing Credit Agreement dated as of September 27, 1995, as amended by that certain Amendment No. 1 to Amended and Restated Warehousing Credit Agreement dated as of May 31, 1996, and that certain Amendment No. 2 to Amended and Restated Warehousing Credit Agreement dated as of November 5, 1996 (as the same may from time to time be amended, modified, supplemented or restated, the "Credit Agreement"), by and among TEC AcquiSub, Inc., a California corporation ("Borrower"), First Union National Bank of North Carolina ("FUNB"), Fleet Bank, N.A. and each other lender whose name is set forth on the signature pages to the Credit Agreement or which may hereafter execute and deliver an instrument of assignment pursuant to
         Section 11.10 of the Credit Agreement (any one individually, a "Lender," and collectively, "Lenders") and FUNB as Agent, on behalf of Lenders.

Ladies and Gentlemen:

Reference is made to the Credit Agreement. The capitalized terms used in this Borrowing Base Certificate and not defined herein have the same meaning as given to them in the Credit Agreement.

Pursuant to Section 5.1(c) of the Credit Agreement, Borrower hereby certifies as follows:

                  20. The information furnished in Schedule 1 attached hereto was true, accurate and complete as of the last day of the calendar month immediately preceding the date of this Borrowing Base Certificate; provided, however, that if such certificate is being delivered with respect to a requested borrowing of a Loan under the Credit Agreement, then if expressly provided, so stated in Schedule 1, such information shall be true, accurate and complete through the requested Funding Date. The calculation of each item is subject to the more detailed description thereof set forth in the Credit Agreement.


                  21. Except as disclosed in Schedule 2 attached hereto, the representations and warranties set forth in Section 4 of the Credit Agreement are true, accurate and complete as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be deemed to be made as of such date;

                  22. Borrower does not have knowledge of the existence as of the date hereof, of any Event of Default or Potential Event of Default, except for such conditions or events listed on Schedule 2 attached hereto and incorporated herein by this reference, specifying the nature and period of existence thereof and what action Borrower has taken, is taking and proposes to take with respect thereto; and

                  [Include the following if Borrowing Base Certificate is being delivered in connection with a requested Loan.]

                  23. Borrower has [choose one] [available cash in an amount sufficient to fund at least twenty percent (20.0%) of the Invoice Price of the equipment to be financed with the requested Loan.] [has received a capital contribution from PLM Transportation Equipment Corporation ("TEC"), the record and beneficial owner one hundred percent (100.0%) of Borrower's Stock, in an amount sufficient to fund at least twenty percent (20.0%) of the Invoice Price of the equipment to be financed with the requested Loan. Attached hereto as Attachment 1 is an originally executed certificate of the Chief Financial Officer of TEC to the effect that the making of such capital contribution has not caused TEC to cease to be Solvent.]

         IN WITNESS WHEREOF, this Borrowing Base Certificate is executed by the undersigned this ____ day of , 199 .

                               TEC ACQUISUB, INC.,
                               a California corporation


                               By:
                               Printed Name:
                               Title:

Received by:

FIRST UNION NATIONAL BANK OF NORTH CAROLINA, in its capacity as Agent under the Credit Agreement


By:
Printed Name:
Title:
Date:

                    SCHEDULE 1 TO BORROWING BASE CERTIFICATE

                         DATED            , 199

               24. The aggregate Invoice Price of all Eligible Inventory then owned of $__________ record by Borrower or any Marine Subsidiary or of record by an Owner Trustee for the beneficial interest of Borrower or any Marine Subsidiary, computed (a) with respect to any requested Loan, as of the requested Funding Date (but excluding the item(s) of equipment being financed with such
               Loan), and (b) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1(c), as of the last day of the calendar month for which such Borrowing Base Certificate is furnished (provided that if any portion of Borrower's, such Marine Subsidiary's or such Owner Trustee's ownership interest in any such item of Eligible Inventory is sold or assigned to one or more of the Equipment Growth Funds such that Borrower, such Marine Subsidiary or such Owner Trustee continues to retain less than the entire record or beneficial ownership interest therein, then for the purpose of computing the Borrowing Base under this Line 1, the Invoice Price of such item of Eligible Inventory shall be deemed to be equal to Borrower's or such Marine Subsidiary's ratable portion of the Invoice Price of such item of Eligible Inventory; provided further, that with respect to any Borrowing Base Certificate as to be furnished with the requested funding of a Loan, this Line 1 shall include items of Eligible Inventory to be acquired with the proceeds of such Loan)

               25. The aggregate invoice price of Eligible Inventory included in Line 1 $__________ which is subject to a Lease under which any applicable lease or rental payment is more than ninety (90) days past due

               26.       Line 1 minus Line 2                   $__________

                4.      Eighty percent (80.0%) of Line 3       $__________

               27. Sum of amount of unrestricted cash balances available for purchase of transportation equipment by the Equipment Growth Funds

               EGF I                                       $__________
               EGF II                                      $__________
               EGF III                                     $__________
               EGF IV                                      $__________
               EGF V                                       $__________
               EGF VI                                      $__________
               EGF VII                                     $__________
               Income Fund I                               $__________

               Total                                       $__________

               28.       Lesser of Line 4 and Line 5       $__________

               29. Lesser of (a) the total Commitments for the Facility ($50,000,000) $__________ minus the aggregate principal amount outstanding under the Growth Fund Agreement and the AFG Agreement and (b) Line 6

               30.  Current  principal  amount   outstanding  under  the  Credit
               Agreement $__________

               31. Amount available to be borrowed: Line 7 minus Line 8 $__________

               32.       Lesser of Line 9 and $35,000,000    $__________

               33. Amount requested to be advanced (must not be greater than Line 10) $__________

Footnote

Invoices or purchase agreements evidencing the cost of Eligible Inventory purchased with this advance are attached.

                                  SCHEDULE 2 TO
                           BORROWING BASE CERTIFICATE


                          DATED ________________, 199_


                               LIST OF EXCEPTIONS


Condition(s) or event(s)  constituting an Event of Default or Potential Event of
Default:






Period of existence:






Remedial action with respect to such condition or event:

                                 ATTACHMENT 1 TO
                           BORROWING BASE CERTIFICATE


                          DATED ________________, 199_